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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     August 14, 2001


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               on behalf of the
                      MBNA MASTER CREDIT CARD TRUST II
(Issuer of the Collateral Certificate)
AND THE
MBNA CREDIT CARD MASTER NOTE TRUST
(Issuer of the MBNASeries Class A, Class B, and Class C notes)
            (Exact name of registrant as specified in its charter)



  United States                    333-89755                    51-
0331454
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(State or other               (Commission File               (IRS
Employer
 jurisdiction of                    Number)
Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
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                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
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
ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 20, 2001, MBNA America Bank, National Association (the "Seller") conveyed to the MBNA Master Credit Card Trust II (the "Trust") all of the receivables (the "Receivables") in certain additional credit card accounts (the "Additional Accounts") of the Seller pursuant to an Assignment No. 32 of Receivables in Additional Accounts dated as of July
20, 2001, (the "Assignment"). The principal amount of the Receivables in the Additional Accounts on July 20, 2001, was $3,692,520,797.61. The Seller conveyed the Receivables in the Additional Accounts to the Trust pursuant to subsection 2.06(b) of the Pooling and Servicing Agreement.


ITEM 5.  OTHER EVENTS

The MBNASeries Class C(2001-3)notes were issued July 25, 2001. The net proceeds from the sale of the notes will be used by the Seller for its general corporate purposes.

The MBNASeries Class A(2001-2)notes were issued July 26, 2001. The net proceeds from the sale of the notes will be used by the Seller for its general corporate purposes.




Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS
The following are filed as Exhibits to this Report under Exhibit 4:

4.1 The Class C(2001-3) Terms Document to the MBNASeries
Indenture Supplement to the Indenture, dated July 25, 2001, among MBNA America Bank, National Association, Seller and
Servicer, and The Bank of New York, Trustee.

4.2 The Class A(2001-2) Terms Document to the MBNASeries Indenture Supplement to the Indenture, dated July 26, 2001, among MBNA
America Bank, National Association, Seller and Servicer, and The
Bank of New York, Trustee.

4.3 The First Amendment to the Class A(2001-1) Terms Document dated, August 8, 2001, to the MBNASeries Indenture Supplement to the
Indenture, dated July 26, 2001, among MBNA America Bank, National
Association, Seller and Servicer, and The Bank of New York,
Trustee.

4.4 The First Amendment to the Class A(2001-2) Terms Document dated, August 8, 2001, to the MBNASeries Indenture Supplement to the
Indenture, dated July 26, 2001, among MBNA America Bank, National
Association, Seller and Servicer, and The Bank of New York,
Trustee.



The following are filed as Exhibits to this Report under Exhibit 10:

10.1  Interest Rate Swap Agreement, dated July 25, 2001 between
Westdeutsche Landesbank Girozentrale, New York Branch and MBNA
Credit Card Master Note Trust.


The following are filed as Exhibits to this Report under Exhibit 20:



20.1  MBNASeries Noteholders' Statement for the month ended July
31, 2001.

      20.2 MBNASeries Schedule to the Noteholders' Statement for the month ended July 31, 2001.



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                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     August 14, 2001


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                    By:         /s/Jack Fioravanti
                                   ----------------------------------
                                    Name:   Jack Fioravanti
                                    Title:  Senior Vice President